Supplement dated January 16, 1996 to prospectuses of all
            PaineWebber Municipal Bond Trust Series

   Effective immediately the Effective Sales Charge for secondary market purchases of units of these Series will be computed as follows:

                               As         As
                             Percent    Percent
                             of Bid       of
                              Side      Public
       Time to Maturity      Evaluat    Offerin
                               ion      g Price
       Less than six           0 %        0 %
       months
       Six months to          0.503      0.50
       less than 1 year
       1 year to less         1.010      1.00
       than 2 years
       2 years to less        1.523      1.50
       than 3 years
       3 years to less        2.302      2.25
       than 4 years
       4 years to less        2.828      2.75
       than 5 years
       5 years to less        3.093      3.00
       than 6 years
       6 years to less        3.359      3.25
       than 7 years
       7 years to less        3.627      3.50
       than 8 years
       8 years to less        4.167      4.00
       than 9 years
       9 years to less        4.439      4.25
       than 12 years
       12 years to less       4.712      4.50
       than 15 years
       15 years or more       5.820      5.50



For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.